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                                                                  EXHIBIT 23.02

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 20, 1998, in the Registration Statement (Form S-1) and related prospectus of Federated Investors, Inc. dated March 20, 1998.

                                       /s/ Ernst & Young LLP

Pittsburgh, Pennsylvania
March 19, 1998